                                                                    Exhibit 99.2

                                     BY-LAWS
                                       OF
                                 PNC BANK CORP.

                          (EFFECTIVE NOVEMBER 20, 1997)

-------------------------------------------------------------------------------

ARTICLE I. PRINCIPAL OFFICE

The principal office of the Corporation shall be located at One PNC Plaza, Pittsburgh, Pennsylvania.

ARTICLE II. SHAREHOLDERS

         1.       ANNUAL MEETING

                  1.1      TIME AND PLACE.

                  An annual meeting of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held at 11 a.m. on the fourth Tuesday in April of each year, or on such other date or hour as may be fixed by the Board of Directors.

                  1.2      NOMINATIONS AND OTHER BUSINESS.

                  (a) Nominations for the election of directors and other proposals for action at an annual meeting of shareholders may be made only (i) pursuant to the Corporation?s notice of such meeting, (ii) by the presiding officer, (iii) by or at the direction of a majority of the Board of Directors, or (iv) by one or more shareholders in accordance with applicable rules of the Securities and Exchange Commission and the provisions of this Section 1.2.

                  (b) A nomination for the election of a director or a proposal for action at an annual meeting may be made by a shareholder only if written notice of such nomination or proposal has been received by the Secretary of the Corporation at its principal office not later than (i) 90 days prior to such annual meeting (unless a different date for such notice has been stated in the Corporation?s most recent proxy materials distributed to shareholders), or (ii) if the annual meeting is to be held on a date other than the fourth Tuesday in April, the close of business on the tenth day following the first public disclosure of the date of such meeting. The first public disclosure of the date of any annual meeting of shareholders shall be when public disclosure of such meeting date is first made in a filing by the Corporation with the Securities and Exchange Commission, in any notice given to the New York Stock Exchange, or in a news release reported by any national news service.

By-Laws - PNC Bank Corp.
Page 2

                  (c) Each such notice from a shareholder shall set forth: (i) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the notice is given (A) the name and address of such shareholder and of such beneficial owner, and (B) the class and number of shares of the Corporation which are owned of record and beneficially by such shareholder and such beneficial owner; and (ii) a representation that the shareholder is a beneficial owner of stock of the Corporation entitled to vote at such meeting and intends to be present at the meeting in person or by proxy to make such nomination or proposal.

                  (d) Each notice of nomination for the election of a director from a shareholder also shall set forth: (i) the name and address of the person to be nominated; (ii) a description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by the shareholder; (iii) such other information regarding the nominee as would be required to be included in proxy materials filed under applicable rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors; and (iv) the written consent of the nominee to serve as a director of the Corporation if so elected.

                  (e) Each notice of a proposal for action at an annual meeting from a shareholder also shall set forth a brief description of the proposal, the reasons for making such proposal, and any direct or indirect interest of the shareholder, or any person on whose behalf the shareholder is acting, in making such proposal.

                  (f) The presiding officer of the meeting may refuse to permit any nomination for the election of a director or proposal to be made at an annual meeting by a shareholder who has not complied with all of the foregoing procedures.

         2.       SPECIAL MEETINGS

         Special meetings of the shareholders may be called, at any time, only by the Board of Directors, the Chairman of the Board, the President, or a Vice Chairman of the Board. Only business brought before the meeting (a) pursuant to the Corporation?s notice of such meeting, (b) by the presiding officer, or (c) by or at the direction of a majority of the Board of Directors, shall be conducted at a special meeting of the shareholders.

         3.       PLACE OF MEETINGS

         Meetings of the shareholders shall be held at the principal office of the Corporation or at such other place as the Board of Directors may designate.

By-Laws - PNC Bank Corp.
Page 3

         4.       NOTICE OF MEETINGS

         Written notice of every meeting of the shareholders shall be given to each shareholder of record entitled to vote at the meeting at least five days prior to the day named for the meeting, unless a greater period of notice is required by law. The notice shall state the day, time and place of such meeting and the general nature of the business to be transacted. Notice of a meeting may be waived in writing and attendance at a meeting shall itself constitute a waiver of notice of the meeting.

         5.       QUORUM

         The presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purpose of considering such matter. At a duly organized meeting, except as may be otherwise specified in the Articles of Incorporation or provided by law, each matter shall be decided upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class.

         6.       RECORD DATE

         The Board of Directors may fix a record date not more than ninety days prior to the date of any meeting of shareholders, or the date fixed for the payment of any dividend or distribution, or the date for the allotment of rights or the date when any change or conversion or exchange of shares will be made or go into effect. Only such shareholders as shall be shareholders of record at the close of business on the record date shall be entitled to notice of, or to vote at such meeting or to receive such allotment of rights or to exercise such rights, as the case may be.

ARTICLE III. DIRECTORS

         1.       BOARD OF DIRECTORS

         The business and offices of the Corporation shall be managed by the Board of Directors, which shall consist of not less than five nor more than thirty-six members as shall be established from time to time by the Board of Directors.

         2.       TERM OF OFFICE

         After elected by the shareholders, directors shall hold office until the next succeeding annual meeting and until their successors shall have been elected and qualified.

By-Laws - PNC Bank Corp.
Page 4

         3.       VACANCY

         Vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, may be filled by a majority of the remaining directors though less than a quorum, and any director so elected shall serve until the next annual meeting of the shareholders and until a successor shall have been elected and qualified.

         4.       ORGANIZATION

         As soon as practicable after the annual meeting of shareholders at which they were elected, the Board of Directors shall meet for the purpose of electing officers and the transaction of such other business as may be properly brought before the meeting.

         5.       REGULAR MEETINGS

         Regular meetings of the Board of Directors may be held without notice at such times and at such places as the Board of Directors, by resolution, shall establish. When a regular meeting falls on a business holiday, it shall be held on the preceding or next following business day, as the Chief Executive Officer shall select.

         6.       SPECIAL MEETINGS

         Special meetings of the Board of Directors may be called by the Chairman of the Board, the President, a Vice Chairman, or at the written request of any three directors. Notice of special meetings shall be given to each director personally or in writing, or by telephone, not later than during the day immediately preceding the day of such meeting and shall include the general nature of the business to be transacted at the meeting.

         7.       QUORUM

         A majority of the directors shall constitute a quorum for the transaction of business, and the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the Board of Directors. One or more directors may participate in a meeting of the Board of Directors, or in a meeting of a Committee of the Board of Directors by means of communication facilities enabling all persons participating in the meeting to hear each other.

         8.       ACTION WITHOUT A MEETING

         Any action which may be taken at a meeting of the Board of Directors may be taken without a meeting if a written consent or consents setting forth the action so taken is signed by all the directors and filed with the Secretary of the Corporation.

By-Laws - PNC Bank Corp.
Page 5

         9.       COMPENSATION OF DIRECTORS

         Directors shall be compensated for their services and reimbursed for their meeting attendance expenses, in such manner and at such time as the Board of Directors may determine.

ARTICLE IV. OFFICERS

         1.       DESIGNATION

         The officers of the Corporation shall be a Chairman of the Board, a President, one or more Vice Chairmen, one or more Vice Presidents of whom one or more may be designated Senior Executive Vice President, Executive Vice President or Senior Vice President, a Secretary, a Treasurer, a Controller, a General Auditor and such other officers, as the Board of Directors, the Chairman, the President, or the Vice Chairman may from time to time designate. The Board of Directors shall designate from among the Chairman of the Board, President, and Vice Chairmen, one of those officers to be the Chief Executive Officer. All officers having the rank of Senior Vice President or higher shall be elected by the Board of Directors and shall hold office during the pleasure of the Board of Directors. All other officers shall be appointed by the Chief Executive Officer, or, in his absence, by such other officer or officers as may be designated by the Board of Directors, and such appointments shall be reported to the Board of Directors.

         2.       RESPONSIBILITIES OF THE SENIOR OFFICERS

                  2.1      CHIEF EXECUTIVE OFFICER

                  The Chief Executive Officer of the Corporation shall preside at all meetings of the shareholders and the Board of Directors, and shall be ex officio a member of all Committees except the Audit Committee, the Nominating Committee, and the Personnel and Compensation Committee; subject to the direction of the Board of Directors, the Chief Executive Officer shall have the general supervision of the policies, business and operations of the Corporation, and of the other officers, agents and employees of the Corporation and, except as otherwise provided in these By-Laws or by the Board of Directors, shall have all the other powers and duties as are usually incident to the Chief Executive Officer of a corporation. In the absence of the Chief Executive Officer, his rights and duties shall be performed by such other officer or officers as shall be designated by the Board of Directors.

                  2.2      CHAIRMAN, PRESIDENT AND VICE CHAIRMAN

                  The Chairman, the President and the Vice Chairman if not designated as the Chief Executive Officer shall have such duties and powers as may be assigned to them from time to time by the Board of Directors or the Chief Executive Officer.

By-Laws - PNC Bank Corp.
Page 6

                  2.3      VICE PRESIDENTS

                  The Executive Vice Presidents, Senior Vice Presidents and the Vice Presidents, if such are elected, shall have the duties and powers as may from time to time be assigned to them by the Board of Directors, or by the Chief Executive Officer in the absence of any assignment by the Board of Directors. Any reference in these By-Laws to a Vice President will apply equally to an Executive Vice President or a Senior Vice President unless the context requires otherwise.

                  2.4      TREASURER

                  The Treasurer shall be responsible for the funding of the Corporation and for all moneys, funds, securities, fidelity and indemnity bonds and other valuables belonging to the Corporation; and shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chief Executive Officer.

                  2.5      SECRETARY

                  The Secretary shall: attend the meetings of the shareholders, of the Board of Directors, of the Executive Committee, and of such other committees, and shall keep minutes thereof in suitable minute books; have charge of the corporate records, papers and the corporate seal; have charge of the stock and transfer records of the Corporation and shall keep a record of all shareholders and give notices of all meetings of shareholders, special meetings of the Board of Directors and of its Committees; and have such other duties as the Board of Directors or the Chief Executive Officer shall assign.

                  2.6      CONTROLLER

                  The Controller, if a Controller is elected, shall cause to be kept proper records of the transactions of the Corporation; shall be responsible for the preparation of financial and tax reports required of the Corporation; and shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Chief Executive Officer.

                  2.7      GENERAL AUDITOR

                  The General Auditor shall have charge of auditing the books, records and accounts and shall report directly to the Board of Directors or the Audit Committee thereof.

                  2.8      ASSISTANT OFFICERS

                  Each assistant officer as shall be elected shall assist in the performance of the duties of the officer to whom he is assistant and shall perform such duties in the absence of the officer. He shall perform such additional duties as the Board of Directors, the Chief Executive Officer, or the officer to whom he is assistant, may from time to time assign to him.

By-Laws - PNC Bank Corp.
Page 7

         3.       INCUMBENCY

         Any officer elected by the Board of Directors may be removed by the Board of Directors whenever, in its best judgment, the best interest of the Corporation will be served thereby, without prejudice however to any contract rights the person so removed may have with the Corporation or any of its subsidiaries.

ARTICLE V. COMMITTEES

         1.       STANDING COMMITTEES

         The Standing Committees which shall be appointed from time to time by the Board of Directors shall be the Executive Committee, the Audit Committee, the Credit Committee, the Asset and Liability Committee, the Nominating Committee and the Personnel and Compensation Committee. The Board of Directors may appoint such other Committees as the Board of Directors shall deem advisable.

                  1.1      EXECUTIVE COMMITTEE

                  The Executive Committee shall consist of its Chairman and Chief Executive Officer and such other directors, not less than five, all of whom shall from time to time be appointed by the Board of Directors or the Chief Executive Officer. The Committee shall meet at such time or times as may be fixed by the Board of Directors, or upon call of its Chairman or the Chief Executive Officer. In the absence of the Chairman of the Committee, the Chief Executive Officer shall act as Chairman of the Executive Committee, unless the Board of Directors shall appoint some other person. The Executive Committee shall have and exercise in the intervals between the meetings of the Board of Directors all the powers of the Board of Directors so far as may be permitted by law. All acts done and powers conferred by the Executive Committee from time to time shall be deemed to be, and may be certified as being, done and conferred under authority of the Board of Directors. Five directors shall constitute a quorum.

                  1.2      AUDIT COMMITTEE

                  The Board of Directors shall appoint annually the Audit Committee consisting of not less than five directors, nor more than eight, none of whom shall be an officer, or a former officer of the Corporation. The Committee shall select a chairman from its membership, and may appoint a secretary who need not be a director. The Committee shall meet on call of its Chairman. The duties and responsibilities of the Committee shall be established by the Board of Directors.

By-Laws - PNC Bank Corp.
Page 8

                  1.3      CORPORATE GOVERNANCE COMMITTEE

                  The Board of Directors shall appoint annually the members of the Committee, consisting of not fewer than three directors, none of whom shall be an officer or former officer of the Corporation, and from these directors appoint the Chairman. The Committee may appoint a Secretary, who need not be a director. The Committee on Corporate Governance shall be responsible for selecting the persons to be candidates for nomination for election or appointment as directors of the Corporation, making recommendations with respect thereto to the Board of Directors and monitoring and recommending enhancements to the Corporation's corporate governance framework, particularly with respect to the structure, processes and proceedings of the Board of Directors. The Committee shall conduct its affairs in accordance with a charter approved by the Board of Directors.

                  1.4      PERSONNEL AND COMPENSATION COMMITTEE

                  The Board of Directors shall appoint annually the members of the Personnel and Compensation Committee, consisting of not fewer than five directors, none of whom shall be an officer or former officer of the Corporation. Further, upon appointment and at all times during his or her tenure on the Committee, each Committee member shall satisfy such standards of independence as may be prescribed for purposes of any federal securities or tax laws relating to the Committees duties and responsibilities. The Committee Chairman shall be appointed by the Board of Directors and the Committee may appoint a Secretary, who need not be a director. The duties and responsibilities of the Committee shall be as set forth in a charter approved by the Board of Directors.

                  1.5      CREDIT COMMITTEE

                  The Board of Directors shall appoint annually the members of the Credit Committee consisting of not less than five directors, including no more than two officer-directors, and shall select a chairman from its membership, who shall not be an officer. The Committee may appoint a secretary who need not be a director. The duties and responsibilities of the Committee shall be as set forth in a charter approved by the Board of Directors.

                  1.6      FINANCE COMMITTEE

                  The Board of Directors shall appoint annually the members of the Finance Committee consisting of not less than five directors, including no more than two officer-directors, and shall select a chairman from its membership, who shall not be an officer. The Committee may appoint a secretary who need not be a director. The duties and responsibilities of the Committee shall be as set forth in a charter approved by the Board of Directors.

By-Laws - PNC Bank Corp.
Page 9

         2.       OTHER COMMITTEES

         The Board of Directors may authorize the appointment of such other Committees as it shall deem advisable.

         3.       MINUTES

         The Executive Committee and the Audit Committee shall keep minutes of their meetings, and such minutes shall be submitted at a regular meeting of the Board of Directors, and any action taken by the Board of Directors with respect thereto shall be entered in the minutes of the Board of Directors. All other Committees shall keep minutes of their meetings which shall be accessible to inspection by the Board of Directors at all times.

         4.       PROCEDURE

         Except as otherwise expressly provided for herein, each Committee may appoint a secretary, adopt its own rules of procedure and, unless the Board of Directors has acted with respect thereto, determine the date, place and hour for its meetings. In the absence of any other provision herein to the contrary, a majority of the members of any Committee shall constitute a quorum, and the action of a majority of the members in attendance at a meeting shall constitute the action of the body. Notice of meetings shall be given to each member personally, or in writing addressed to the address of the director appearing on the books of the Corporation on or before the day preceding the meeting.

         5.       ATTENDANCE

         In the absence or disqualification of any member of a Committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another director to act at the meeting in place of any absent or disqualified member.

ARTICLE VI. STOCK CERTIFICATES

         1.       SIGNATURES

         Certificates of stock of the Corporation shall be signed by the Chairman of the Board, or the President, or any Vice Chairman, or any Vice President and countersigned by the Secretary or the Treasurer or by any Assistant Secretary or Assistant Treasurer, and sealed with the seal of the Corporation, which may be a facsimile. Where any such certificate is signed manually by a transfer agent or a registrar, the signatures of the officers may be facsimiles.

By-Laws - PNC Bank Corp.
Page 10

         2.       TRANSFERS

         The shares of stock of the Corporation shall be transferable only on its books upon surrender of the stock certificate for such shares properly endorsed. The Board of Directors shall have power to appoint one or more Transfer Agents and Registrars for the transfer and registration of certificates of stock of any class, and may require that stock certificates shall be countersigned and registered by one or more such Transfer Agents and Registrars.

         3.       LOST OR DESTROYED CERTIFICATES

         If a stock certificate shall be lost, stolen or destroyed, the shareholder may file with the Corporation an affidavit stating the circumstances of the loss, theft or destruction and may request the issuance of a new certificate. He shall give to the Corporation a bond which shall be in such sum, contain such terms and provisions and have such surety or sureties as the Board of Directors may direct. The Corporation may thereupon issue a new certificate replacing the certificate lost, stolen or destroyed.

ARTICLE VII. DIRECTOR LIABILITY LIMITATION AND INDEMNIFICATION

         1.  LIMITATION OF DIRECTOR LIABILITY

         A director of the Corporation shall, to the maximum extent permitted by the laws of the Commonwealth of Pennsylvania, have no personal liability for monetary damages for any action taken, or any failure to take any action as a director, provided that this Section 1, Article VII shall not eliminate the liability of a director in any case where such elimination is not permitted by law.

         2.  INDEMNIFICATION

         Each person who at any time is or shall have been a director or officer of the Corporation, or is serving or shall have served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and his heirs, executors and administrators, shall be indemnified by the Corporation in accordance with and to the full extent permitted by the laws of the Commonwealth of Pennsylvania as in effect at the time of such indemnification. The foregoing right of indemnification shall constitute a contract between the Corporation and each of its directors and officers and shall not be deemed exclusive of other rights to which any director, officer, employee, agent or other person may be entitled in any capacity as a matter of law or under any by-law, agreement, vote of shareholders or directors, or otherwise. If authorized by the Board of Directors, the Corporation may purchase and maintain insurance on behalf of any person to the full extent permitted by the laws of the Commonwealth of Pennsylvania.

By-Laws - PNC Bank Corp.
Page 11

ARTICLE VIII. APPLICATION OF STATUTORY ANTI-TAKEOVER PROVISIONS

The following provisions of Title 15 of the Pennsylvania consolidated statutes shall not be applicable to the Corporation: (1) Section 1715; (2) Subchapter G of Chapter 25; and (3) Subchapter H of Chapter 25.

ARTICLE IX. EXERCISE OF AUTHORITY DURING EMERGENCIES

The Board of Directors or the Executive Committee may from time to time adopt resolutions authorizing certain persons and entities to exercise authority on behalf of this Corporation in time of emergency, and in the time of emergency any such resolutions will be applicable, notwithstanding any provisions as to the contrary contained in these By-Laws.

ARTICLE X. CHARITABLE CONTRIBUTIONS

         The Board of Directors may authorize contributions to community funds, or to charitable, philanthropic, or benevolent instrumentalities conducive to public welfare in such sums as the Board of Directors may deem expedient and in the interest of the Corporation.

ARTICLE XI. AMENDMENTS

         These By-Laws may be altered, amended, added to or repealed by a vote of a majority of the Board of Directors at any regular meeting of the Board of Directors, or at any special meeting of the Board of Directors called for that purpose.